EXHIBIT 10.62.2

                             PEPCO

                      AMENDED AND RESTATED
                     CONSENT AND AGREEMENT


          AMENDED AND RESTATED CONSENT AND AGREEMENT ("Consent"), dated as of December 30, 1996, among POTOMAC ELECTRIC POWER COMPANY, a District of Columbia and Virginia corporation ("PEPCO"); Panda-Brandywine, L.P., a Delaware limited partnership (the "Partnership"); FLEET NATIONAL BANK, a national banking association, formerly known as Shawmut Bank Connecticut, National Association, in its capacity as Security Agent (the "Security Agent") under the Security Deposit Agreement (as defined in Annex A to the Participation Agreement referred to below); FLEET NATIONAL BANK, a national banking association, formerly known as Shawmut Bank Connecticut, National Association, not in its individual capacity, but solely as Owner Trustee (the "Owner Trustee") under the Trust Agreement (as defined in Annex A to the Participation Agreement referred to below); GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as the issuer of the Letters of Credit under the Reimbursement Agreement (as defined in Annex A to the Participation Agreement referred to below) (the "LOC Issuer"); GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as the Interest Hedging Counterparty (as defined in Annex A to the Participation Agreement referred to below) (the "Interest Hedging Counterparty"); GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as the Owner Participant (as defined in Annex A to the Participation Agreement referred to below) (the "Owner Participant"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as indenture trustee (in such capacity, the "Indenture Trustee") under the Indenture (as defined below); and CREDIT SUISSE, a bank organized and existing under the laws of Switzerland, acting by and through its New York branch, as administrative agent for the Loan Participants (in such capacity, the "Administrative Agent"). (The Security Agent, Owner Trustee, the LOC Issuer, the Interest Hedging Counterparty, the Owner Participant, Indenture Trustee and Administrative Agent are hereinafter referred to collectively as the "Collateral Security Parties" and individually as a "Collateral Security Party" and whenever "General Electric Capital Corporation" is referred to herein by such name, it is not acting in any of the specific roles set forth above).

          All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Annex A to the Participation Agreement, as defined below. References in this Consent to any of the Financing Documents shall be to the form of such document specified in Exhibit I to the PEPCO Compliance Certificate attached hereto as Annex A, unless PEPCO shall have given its written approval to any amendment, modification or supplement to any such document, in which case references thereto shall include such amendment, modification or supplement.


                            RECITALS

          WHEREAS, PEPCO and the Partnership have entered into a Power Purchase Agreement, dated as of August 9, 1991, as amended as of the date hereof in accordance with the First Amendment thereto dated as of September 16, 1994 (as further amended, modified or supplemented from time to time following the date first written above in accordance with the terms thereof, the "Assigned Agreement"); and

          WHEREAS, PEPCO, the Partnership, General Electric Capital Corporation, the Owner Trustee, and the Security Agent entered into the PEPCO Consent and Agreement dated as of April 10, 1995 (the "Original Consent") in connection with the Construction Loan Agreement (as defined below); and

          WHEREAS, the parties hereto wish to execute and deliver this Consent in order to amend and restate the Original Consent and to add new parties thereto; and

          WHEREAS, PEPCO, Panda Brandywine Corporation, a Delaware corporation and the sole general partner of the Partnership (the "General Partner"), and Panda Energy Corporation, a Delaware corporation and the sole limited partner of the Partnership (the "Limited Partner"), have entered into, and the Partnership has acknowledged and agreed to, an Agreement With Respect to Transfers of Interests in Panda-Brandywine, L.P., dated as of August 8, 1991 (as amended modified or supplemented from time to time following the date first written above in accordance with the terms thereof, the "Transfer Agreement"); and

          WHEREAS, in order to finance the construction of the Project, the Partnership and the General Partner entered into a Construction Loan Agreement and Lease Commitment, dated as of March 30, 1995, with General Electric Capital Corporation (as amended, supplemented or otherwise modified from time to time, the "Construction Loan Agreement") pursuant to which General Electric Capital Corporation (i) provided construction financing for the Project and (ii) issued the Letters of Credit as collateral security for certain obligations of the Partnership under the Assigned Agreement;

          WHEREAS, the Partnership and Chicago Title Insurance Company, as trustee for the benefit of the Security Agent, entered into the Deed of Trust and Security Agreement to secure the payment and performance by the Partnership of all of its obligations to General Electric Capital Corporation and the Owner Trustee;

          WHEREAS, the Owner Trustee leased the Site from the Partnership pursuant to the Site Lease and subleased the Site back to the Partnership pursuant to the Site Sublease;

          WHEREAS, the Partnership assigned all of its right, title and interest in, to and under, and granted a security interest in, the Assigned Agreement to the Security Agent, pursuant to (i) the Collateral Assignment of Power Purchase Agreement, dated as of March 30, 1995, a copy of which is attached as Exhibit A hereto (the "Assignment"), (ii) the Deed of Trust and Security Agreement, and (iii) the Security Agreement;

          WHEREAS, the construction of the Facility has been substantially completed and the Date of Substantial Completion has occurred;

          WHEREAS, the Partnership has requested that the Owner
Participant cause the Owner Trustee to purchase the Facility from the Partnership and lease the same to the Partnership as provided in the Construction Loan Agreement;

          WHEREAS, the Partnership and the Owner Trustee are entering into the Facility Lease (and, with certain other parties, entering into the other Lease Documents), pursuant to which, among other things, the Owner Trustee will lease the Facility to the Partnership;

          WHEREAS, the Partnership, the General Partner and the LOC Issuer are entering into the Reimbursement Agreement to provide for the continued issuance by the LOC Issuer to the Power
Purchaser of the Letters of Credit;

          WHEREAS, the Owner Participant has elected to fund the Facility Lease as a leveraged lease pursuant to Section 5.8 of the Construction Loan Agreement and, in connection therewith, on the Lease Closing Date (i) the Loan Participant will participate in the debt financing of a portion of the Owner Trustee's payment of the Purchase Price for the Facility, (ii) the Owner Participant will participate in the Owner Trustee's payment of the Purchase Price by making an equity investment in the Owner Trustee, and (iii) the Partnership has directed that the Purchase Price for the Facility be paid to General Electric Capital Corporation as repayment for the loans made by it under the Construction Loan Agreement;

          WHEREAS, in order to set forth the rights and obligations of the Owner Participant, the Owner Trustee, the Security Agent, the Partnership, the General Partner, the Administrative Agent and the Indenture Trustee, in connection with the foregoing transactions and to describe and provide for the transactions contemplated thereby, (i) the foregoing entities are entering into the Participation Agreement, (ii) the Owner Trustee and the Indenture Trustee are entering into the Indenture, (iii) certain of the Lessee Security Documents are being amended and restated (including, without limitation, the Security Deposit Agreement), and (iv) the Construction Loan Agreement is being terminated;

          WHEREAS, the obligations of the Partnership under the Reimbursement Agreement to the LOC Issuer and under the Site Sublease and the Facility Lease to the Owner Trustee, including its obligation to repay the LOC Reimbursement Obligations and to make payments of Rent, are secured by a first assignment of and prior perfected security interest in all rights and property of the Partnership, including all of the revenues of the Partnership, to the Security Agent, as agent for the LOC Issuer, the Owner Participant, and the Owner Trustee (and by collateral assignment, the Indenture Trustee) pursuant to the terms and provisions of the Security Agreement;

          WHEREAS, the obligations of the Owner Trustee under the Indenture to the Indenture Trustee, the Administrative Agent, the Interest Hedging Counterparty, and the Loan Participants, including the Owner Trustee's obligations to repay the Interest Hedging Obligations and the Loan Certificates with interest thereon, are secured by a first assignment of, and prior perfected security interest in, all rights and property of the Owner Trustee, including an assignment by the Owner Trustee of all of its right, title and interest under the Facility Lease, the Security Agreement, the Pledge Agreements, the Deed of Trust and Security Agreement, the Lessee Security Agreements, the Assigned Agreement and the Collateral to the Indenture Trustee;

          WHEREAS, the parties hereto desire that PEPCO acknowledge the transactions described above and confirm and reaffirm the rights of the Collateral Security Parties in respect of the Assigned Agreement;

          WHEREAS, each of the General Partner and the Limited Partner has assigned all its right, title and interest in and to, and granted a security interest in, its partnership interest and the Transfer Agreement to the Security Agent, for the benefit of the Owner Trustee, the LOC Issuer and the Owner Participant, pursuant to the Pledge Agreements, which interest has been collaterally assigned to the Indenture Trustee;

          WHEREAS, in connection with the execution and delivery of the Facility Lease, the Partnership will assign all of its right, title and interest in, to and under the Assigned Agreement to the Owner Trustee pursuant to the Present Assignment of Assigned Agreement to be dated as of the Lease Closing Date (the "Present Assignment", a copy of which is attached as Exhibit B);

          WHEREAS, upon the execution and delivery of the Present
Assignment, the Assignment will be terminated as set forth herein;

          WHEREAS, it is a condition precedent (a) to the Administrative Agent's obligation to make the Loans under the Indenture, the Interest Hedging Counterparty to enter into the Interest Hedging Agreement and for the Owner Participant to make an equity investment, in each case in order to furnish the funds necessary for the Owner Trustee to effect the proposed sale-leaseback transaction and, (b) for the LOC Issuer to continue to issue the Letters of Credit, that PEPCO and the Partnership execute and deliver this Consent;

          WHEREAS, Section 19.1 of the Assigned Agreement requires PEPCO's prior written consent (i) for the Partnership's assignment to the Security Agent (under the Assignment) or the Owner Trustee (under the Present Assignment) of the Partnership's right, title and interest in, to and under, the Assigned Agreement and (ii) for any further assignment of the Partnership's right, title and interest in to and under, the Assigned Agreement to any of the other Collateral Security Parties; and

          WHEREAS, Subsection 19.1(x) of the Assigned Agreement requires the Security Agent, the Owner Trustee and any other assignee of the Partnership's right, title and interest under the Assigned Agreement, to expressly assume the Partnership's obligations under the Assigned Agreement; and

          WHEREAS, Subsection 18.6(b)(iv) of the Assigned
Agreement contemplates an explicit agreement between a party providing financing for the Project and PEPCO with respect to the terms of any foreclosure on Project assets or interests in the Partnership assigned as security in connection with such financing;

          WHEREAS, PEPCO and the Partnership entered into a letter agreement dated October 30, 1996 pursuant to the terms of which, PEPCO accepted transfer of the Transmission Facilities from the Partnership (as such letter agreement may be further amended, modified or supplemented from time to time following the date first written above in accordance with the terms thereof, the "Transmission Facilities Letter Agreement");

          WHEREAS, General Electric Capital Corporation and the
Partners have entered into the Equity Loan Facility Letter
Agreement pursuant to which General Electric Capital Corporation may make Equity Loans;

          NOW, THEREFORE, in consideration of these premises, the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:


SECTION 1.  CONSENT TO ASSIGNMENT, ETC.

          1.1  Consent to Assignment.

                              (a)  PEPCO acknowledges notice and
                    receipt of, and consents upon the terms and conditions herein set forth (i) to the assignment to the Security Agent, for the benefit of the Owner Trustee, the LOC Issuer, and the Owner Participant of the Partnership's right, title and interest in, to and under the Assigned Agreement pursuant to the Assignment and the Security Agreement,
                    (ii) upon execution and delivery of the
                    Facility Lease, to the assignment of such right, title and interest to the Owner Trustee pursuant to the Present Assignment (the "Assigned Interest"), (iii) to the collateral assignment by the Owner Trustee of all its right, title and interest in and to the Assigned Interest to the Indenture Trustee pursuant to the Indenture, and (iv) to the assignment to the Security Agent, for the benefit of the Owner Trustee, the LOC Issuer and the Owner Participant (and by collateral assignment, to the Indenture Trustee), each of the General Partner's and the Limited Partner's right, title and interest in, to and under its partnership interest and the Transfer Agreement pursuant to the Pledge Agreements. Notwithstanding the provisions of the Security Agreement and the Present Assignment, except as provided in the following two sentences, neither the Security Agent, the Owner Trustee, the Indenture Trustee nor any of the other Collateral Security Parties shall succeed to the rights, title, interest and obligations of the Partnership under, or be substituted for the Partnership as a party to, the Assigned Agreement, unless and until such succession and substitution have been made in accordance with the provisions of Section 1.2(a) hereof, it being understood that if the Owner Trustee shall exercise any right to act as "Seller" under the Assigned Agreement it shall be subject to the provisions of said
                    Section 1.2(a) hereof. PEPCO acknowledges and agrees that upon the occurrence of a Lease Event of Default under the Facility Lease and during the continuation thereof, and subject to prior notice by a Collateral Security Party to PEPCO, the Security Agent shall be entitled to make all demands, give all notices, take all actions and exercise all rights of the Partnership under the Assigned Agreement in accordance with the terms of the Assigned Agreement, provided that any assignment of rights under the Assigned Agreement shall also be subject to
                    Section 1.2(a) of this Consent.  The
                    Partnership agrees that PEPCO is authorized to act in accordance with the Security Agent's exercise of the Partnership's rights in accordance with this Section 1.1, upon PEPCO's receipt of notice from a Collateral Security Party, and that PEPCO shall bear no liability to the Partnership in connection therewith.

                              (b)  PEPCO's acknowledgement and
                    consent in Section 1.1(a) hereof are limited to (i) the assignment to the Security Agent of the Partnership's right, title and interest in, to and under the Assigned Agreement pursuant to the Security Agreement and the assignment by the Partnership of such right, title and interest to the Owner Trustee pursuant to the Present Assignment,
                    (ii) the collateral assignment of the
                    Transfer Agreement and the partnership
                    interests of the General Partner and the Limited Partner to the Security Agent pursuant to the Pledge Agreements, and (iii) the collateral assignment by the Owner Trustee to the Indenture Trustee pursuant to the Indenture of all the Owner Trustee's right, title and interest in the Assigned Agreement, the Transfer Agreement and such partnership interests, and are not applicable to any other Project Document or to any other Financing Document or any action taken pursuant to any other Financing Document. By entering into this Consent, PEPCO is not waiving (and hereby expressly reserves) its rights to consent to or otherwise approve any other assignment beyond those explicitly listed in this Section 1.1(b).

          1.2  Substitute Owner.

                              (a)  Each party hereto agrees that,
                    if any Collateral Security Party shall notify PEPCO that a default or an event of default has occurred and is continuing under any Financing Document (as such default or event of default is defined in such Financing Document) and that such Collateral Security Party has elected to exercise rights and remedies it may have under any of the Financing Documents as a result of such default or event of default, then, such Collateral Security Party or its transferee, or any purchaser of the Assigned Interest at a foreclosure or other sale shall be substituted for the Partnership under the Assigned Agreement, provided that such substitution shall be subject to (i) the agreement of such Collateral Security Party, such transferee or such purchaser, as the case may be, to assume all of the obligations of the Partnership under the Assigned Agreement, the Transmission Facilities Letter Agreement and the Transfer Agreement in accordance with Section 1.6 hereof and to be bound by the terms of the Assigned Agreement, the Transmission Facilities Letter Agreement, the Transfer Agreement and this Consent (which assumption and agreement shall be set forth in a form reasonably satisfactory to PEPCO), (ii) the prior written consent of PEPCO, which consent shall not be unreasonably withheld or delayed, as long as PEPCO reasonably determines that such Collateral Security Party, such transferee or such purchaser, as the case may be, is a party that is financially and technically capable (or, as to technical capability, has retained an experienced operator who is technically capable) of completing the construction of, and operating, the Project in accordance with the terms of the Assigned Agreement, and (iii) the receipt of all necessary governmental and regulatory approvals required for such substitution, if any, in form and substance reasonably satisfactory to PEPCO, the Security Agent, the Owner Trustee, the Indenture Trustee and GE Capital. Notwithstanding the foregoing, no Person shall be substituted for the Partnership under the Assigned Agreement if, prior to PEPCO's receipt of notice from any Collateral Security Party pursuant to this
                    Section 1.2(a), PEPCO has (i) given the
                    Partnership a notice of default and intention to terminate the Assigned Agreement pursuant to Subsection 15.2(a) of the Assigned Agreement, and (ii) where applicable, given the Security Agent, the Owner Trustee, the Indenture Trustee and the Owner Participant notice pursuant to Section 1.3 hereof that the Partnership is in default and that PEPCO intends to terminate the Assigned Agreement and the Security Agent, the Owner Trustee, the Indenture Trustee, or the Owner Participant has failed to cure such default within the time period provided to the Security Agent, the Owner Trustee, the Indenture Trustee and the Owner Participant in Section 1.3 hereof to cure such default.

                              (b)  The parties hereto agree that,
                    if any Collateral Security Party shall notify PEPCO that a default or an event of default has occurred and is continuing under any Financing Document (as such default or event of default is defined in such Financing Document) and that such Collateral Security Party has elected to exercise rights and remedies it may have under any of the Financing Documents as a result of such default or event of default, then, such Collateral Security Party or its transferee or any purchaser of a Transfer Interest (as such term is defined below) at a foreclosure or other sale shall be substituted for the Partnership (or the Owner Trustee with respect to the Facility following the assignment and sale of the Facility by the Partnership to the Owner Trustee pursuant to the Bill of Sale and the Present Assignment and Section 1.7(a) of this Consent) as the owner of such Transfer Interest, provided that such substitution shall be subject to
                    (i) the agreement of such Collateral Security Party, such transferee or such purchaser, as the case may be, to assume all of the obligations of the Partnership (with respect to the Transfer Interest) under the Assigned Agreement, the Transmission Facilities Letter Agreement, and the Transfer Agreement in accordance with Section 1.6 hereof and this Consent and (with respect to the Transfer Interest) to be bound by the terms of the Assigned Agreement, the Transfer Agreement, the Transmission Facilities Letter Agreement and this Consent (which assumption and agreement shall be set forth in a form reasonably satisfactory to PEPCO), (ii) the prior written consent of PEPCO, which consent shall not be unreasonably withheld or delayed, as long as PEPCO reasonably determines that such Collateral Security Party, such transferee or such purchaser, as the case may be, is a party that is financially and technically capable (or, as to technical capability, has retained an experienced operator who is technically capable) of completing the construction of, and operating, the Project in accordance with the terms of the Assigned Agreement, (iii) the receipt of all necessary governmental and regulatory approvals required for such substitution, if any, in form and substance reasonably satisfactory to PEPCO, the Security Agent, the Indenture Trustee and the Owner Participant and (iv), in the case of a foreclosure sale, compliance with the provisions of either Subsection 18.6(b)(i) or Subsection 18.6(b)(ii) of the Assigned Agreement to PEPCO's reasonable satisfaction (with such Collateral Security Party being treated as Financing Parties, the Partnership being the Seller and the Site being included within the term "Facility" for purposes of application of such Subsections). Notwithstanding the foregoing, no person shall be substituted for the Partnership (or the Owner Trustee with respect to the Facility following the assignment and sale of the Facility by the Partnership to the Owner Trustee pursuant to the Bill of Sale and the Present Assignment and Section 1.7(a) of this Consent) as the owner of a Transfer Interest if, prior to PEPCO's receipt of notice from any Collateral Security Party pursuant to this Section 1.2(b), PEPCO has given the Partnership, the Security Agent, the Indenture Trustee, the Owner Trustee and the Owner Participant notice pursuant to Section
                    18.1 or 18.2 of the Assigned Agreement of PEPCO's intention to exercise its right to purchase such Transfer Interest. PEPCO hereby waives during the effectiveness of this Consent its option under Section 18.1 of the Assigned Agreement and its right of first refusal under Section 18.2 of the Assigned Agreement to purchase a Transfer Interest that is transferred in accordance with the requirements of this Section 1.2(b). For purposes of this Consent, the term "Transfer Interest" shall be defined as set forth in the Assigned Agreement, provided, however, that any such interest shall continue to be deemed to be a Transfer Interest following transfer of such interest from the Partnership to any other Person (including but not limited to the Owner Trustee, the Indenture Trustee, the Owner Participant and the Security Agent), and each subsequent transfer of such interest.

                              (c)     The parties hereto agree
                    that, if any Collateral Security Party shall notify PEPCO that a default or an event of default has occurred and is continuing under any Financing Document (as such default or event of default is defined in such Financing Document) and that such Collateral Security Party has elected to exercise any right and remedy it may have under any Financing Document, as a result of such default or event of default to lease the Facility to a lessee other than the Partnership ("Other Lessee"), then the Owner Trustee or the Indenture Trustee may enter into such lease with such Other Lessee, provided that the execution of such lease shall be subject to
                    (i) the agreement of the Other Lessee to sell the capacity and associated energy of the Facility to PEPCO in accordance with the provisions of the Assigned Agreement and the Transmission Facilities Letter Agreement (which agreement shall be set forth in a form reasonably satisfactory to PEPCO), (ii) the prior written consent of PEPCO, which consent shall not be unreasonably withheld or delayed, as long as PEPCO reasonably determines that such Other Lessee is a party that is financially and technically capable (or, as to technical capability, has retained an experienced operator who is technically capable) of operating the Project in accordance with the terms of the Assigned Agreement, and (iii) the receipt of all necessary governmental and regulatory approvals, if any, required for such lease to the Other Lessee and such sale of capacity and energy by such Other Lessee to PEPCO, in form and substance reasonably satisfactory to PEPCO and the Security Agent, the Indenture Trustee and the Owner Participant.

                              (d)  The parties hereto agree that,
                    if a default or an event of default has
                    occurred and is continuing under any
                    Financing Document (as such default or event of default is defined in such Financing Document) and any Collateral Security Party elects to exercise any right and remedy it may have under any Financing Document as a result of such default or event of default to take possession of the Facility from the Partnership, then such Collateral Security Party shall, during the period of its possession of the Facility, continue to sell the capacity and associated energy of the Facility to PEPCO in accordance with the provisions of the Assigned Agreement (which agreement shall be set forth in a form reasonably satisfactory to PEPCO), subject to the receipt of all necessary governmental and regulatory approvals, if any, required for such sale of capacity and energy to PEPCO, in form and substance reasonably satisfactory to PEPCO, the Security Agent, the Owner Trustee, the Indenture Trustee and the Owner Participant.

                              (e)  The parties hereto agree that,
                    if any Collateral Security Party shall notify PEPCO that a default or an event of default has occurred and is continuing under any Financing Document (as such default or event of default is defined in such Financing Document) and that such Collateral Security Party has elected to exercise rights and remedies it may have under any of the Financing Documents as a result of such default or event of default, then, such Collateral Security Party, its transferee, or any purchaser of a Seller Interest (as such term is defined below) at a foreclosure or other sale shall be substituted for the General Partner or the Limited Partner, as the case may be, as the owner of such Seller Interest, provided that such substitution shall be subject to (i) the agreement of such Collateral Security Party, such transferee or such purchaser, as the case may be, to assume all of the obligations of the General Partner or the Limited Partner, as the case may be, under the Transfer Agreement in accordance with Section 1.6 hereof and to be bound by the terms of the Transfer Agreement (and in the case of the Collateral Security Party or its transferee, to be bound by the terms of this Consent) (which assumption and agreement shall be set forth in a form reasonably satisfactory to PEPCO), (ii) the prior written consent of PEPCO, which consent shall not be unreasonably withheld or delayed, as long as PEPCO reasonably determines that such Collateral Security Party, such transferee or such purchaser, as the case may be, is, except in the case of a Limited Partner, a party that is financially and technically capable (or, as to technical capability, has retained an experienced operator who is technically capable) of completing the construction of, and operating, the Project in accordance with the terms of the Assigned Agreement, (iii) the receipt of all necessary governmental and regulatory approvals required for such substitution, if any, in form and substance reasonably satisfactory to PEPCO, the Security Agent, the Indenture Trustee and the Owner Participant and (iv), in the case of a foreclosure sale, compliance with the provisions of either Subsection 18.6(b)(i) or Subsection 18.6(b)(ii) of the Assigned Agreement to PEPCO's reasonable satisfaction (with such Collateral Security Party being treated as Financing Parties and the Partnership being the Seller for purposes of application of such Subsections). Notwithstanding the foregoing, no Person shall be substituted for the General Partner or the Limited Partner, as the case may be, as the owner of a Seller Interest if, prior to PEPCO's receipt of notice from any Collateral Security Party pursuant to this
                    Section 1.2(e), PEPCO has given the Owner (as such term is defined in Section 18.3 of the Assigned Agreement) notice pursuant to
                    Section 18.3 of the Assigned Agreement of
                    PEPCO's intention to exercise its right to purchase the Seller Interest. PEPCO hereby waives during the effectiveness of this Consent its right of first refusal under
                    Section 18.3 of the Assigned Agreement and the Transfer Agreement to purchase a Seller Interest that is transferred in accordance with the requirements of this Section 1.2(e). For purposes of this Consent, the term "Seller Interest" shall be defined as set forth in the Assigned Agreement.

                              (f)  PEPCO, the Collateral Security
                    Parties and the Partnership agree that,
                    during the term of the Facility Lease, the Partnership will not, without the prior written consent of PEPCO, assign or sublease or otherwise in any manner deliver, transfer or relinquish possession of all or any portion of the Facility or the Site or assign any of its rights or obligations under the Facility Lease, except (i) the lease of the portion of the Distilled Water Facility by the Partnership, as lessor, to the Steam Host, as lessee, in the Steam Lease, (ii) the lease of the Site by the Partnership, as Site Lessor, to the Owner Trustee, as Site Lessee, in the Site Lease, (iii) the assignment of a security interest in the Facility by the Partnership to the Security Agent in the Security Agreement, and/or (iv) the assignment as collateral security by the Owner Trustee of its right, title and interest in and to the Facility and the Site to the Indenture Trustee pursuant to the Indenture, provided that such exception does not include any subsequent assignment, lease or transfer made in accordance with the provisions of the leases and assignments referred to in (i), (ii), (iii) and (iv).

                              (g)  The parties hereto agree that
                    no sale (including, but not limited to, a foreclosure sale), assignment or other transfer of the Assigned Interest shall be made except in accordance with the provisions of either Section 19.1 of the Assigned Agreement or Section 1.2(a) of this Consent. The parties hereto further agree that no sale (including, but not limited to, a foreclosure sale), assignment or other transfer of any interest in the Facility or the Site shall be made except (i) the assignment of a security interest in the Facility by the Partnership to the Security Agent in the Security Agreement, the lease of the Facility by the Owner Trustee (as lessor) to the Partnership (as lessee) under the Facility Lease, the lease of the Site by the Partnership (as Site Lessor) to the Owner Trustee (as Site Lessee) in the Site Lease, the sublease of the Site by the Owner Trustee (as sublessor) to the Partnership (as sublessee) in the Site Sublease and the assignment as collateral security by the Owner Trustee of its right, title and interest in and to the Facility and the Site to the Indenture Trustee pursuant to the Indenture (provided that the exception set forth in this subsection (i) does not include any subsequent sale, assignment or other transfer made in accordance with the provisions of the referenced assignment, leases, and sublease), (ii) the sale of the Facility to the Partnership (but not to a designee of the Partnership) at the end of the Basic Lease Term or Renewal Term in accordance with Section 12 of the Facility Lease, or (iii) in accordance with the provisions of Article XVIII of the Assigned Agreement or Sections 1.2(b), 1.2(c) or 1.7(a) of this Consent. The parties hereto agree that no lease of the Facility to any Person other than the Partnership shall be made except in accordance with Sections 1.2(c), 1.2(f) or 1.7(a) of this Consent.
                    The parties hereto agree that no sale
                    (including, but not limited to, a foreclosure sale), assignment or other transfer of any interest in the Partnership shall be made except in accordance with the provisions of the Transfer Agreement or Section 1.2(e) of this Consent.

                              (h)  The parties hereto agree that
                    neither any of the Collateral Security
                    Parties nor the Partnership will effect any sale (including, but not limited to, a foreclosure sale), assignment, lease or other transfer of the Facility or the Site unless the Partnership (or any Person that succeeds to the Partnership's obligations under the Assigned Agreement in accordance with the provisions of the Assigned Agreement or this Consent) has access to, and use of, the Facility and the Site on terms that will enable the Partnership (or such other Person) to fulfill its obligations to provide capacity and energy from the Facility to PEPCO in accordance with the provisions of the Assigned Agreement.

                              (i)  Each of the Collateral
                    Security Parties shall provide PEPCO with a copy of any notice of default or event of default given under any of the Financing Documents at the same time that such notice is provided to any party to such Financing Document. Each Collateral Security Party shall also provide PEPCO with at least ten
                    (10) days' prior written notice of any sale
                    (including but not limited to a foreclosure sale), assignment, lease or other transfer of all or any portion of the Facility, the Site or a Seller Interest (as such term is defined in Section 1.2(e) hereof) pursuant to any of the Financing Documents. The failure of any Collateral Security Party to give any notice of default to PEPCO in accordance with this
                    Section 1.2(i) shall not result in any
                    liability of such Collateral Security Party, but no such sale, assignment, lease, or other transfer of all or any portion of the Facility, the Site, or a Seller Interest shall be effective unless the Collateral Security Party shall have provided PEPCO with such notice.

                              (j)  Any substitute, successor or
                    additional Security Agent, Indenture Trustee, Owner Trustee, Interest Hedging Counterparty, Owner Participant, Administrative Agent or LOC Issuer shall agree to be bound by the terms of this Consent and shall enter into a supplement to this Consent in form and substance reasonably satisfactory to PEPCO. Each Collateral Security Party shall also cause any receiver acting for, or at the request of, such Collateral Security Party to agree to be bound by the terms of this Consent and to enter into a supplement to this Consent in form and substance reasonably satisfactory to PEPCO.

                              (k)  Any Collateral Security Party
                    that is authorized to provide direction to the Trustee (as such term is defined in the Deed of Trust and Security Agreement) shall cause the Trustee under the Deed of Trust and Security Agreement to act in a manner consistent with the rights granted to PEPCO in this Consent. Without limiting the scope of the foregoing in any manner, any instructions or directions that any Collateral Security Party provides to such Trustee shall be consistent with the rights granted to PEPCO in this Consent.

                              (l)  Each party hereto agrees that
                    the Financing Documents to which it is a party will not be amended, modified or supplemented without the prior written approval of PEPCO (which approval shall not be withheld unless PEPCO reasonably determines that such amendment, modification or supplement would materially impair the operation of the Facility by the Partnership as a Facility that is dispatchable by PEPCO in accordance with the terms and provisions of the Assigned Agreement or would otherwise materially impair PEPCO's rights in accordance with the terms and provisions of the Assigned Agreement).

                              (m)  The parties hereto agree that
                    all provisions of this Consent relating to the sale, assignment, lease or other transfer of the Facility shall also apply to any sale (including, but not limited to, a foreclosure sale) assignment, lease or other transfer of the electricity produced by the Facility.

                              (n)  Each of the Collateral
                    Security Parties and the Partnership warrants and represents to PEPCO that the Collateral Security Parties are the only Persons that have been assigned security interests in the Collateral, and that may exercise rights or remedies with respect to the Collateral under the Financing Documents. This warranty and representation shall survive the execution and delivery of this Consent and shall continue in effect as long as the Power Purchase Agreement and any of the Financing Documents remain in effect. PEPCO, the Partnership and the Collateral Security Parties agree that no Person may exercise any rights or remedies or similar action with respect to the Collateral under any of the Financing Documents unless conducted in a manner consistent with this Consent and the rights of the Power Purchaser under the Power Purchase Agreement and the Transfer Agreement (to the extent such rights under the Power Purchase Agreement and the Transfer Agreement are not explicitly waived by PEPCO in accordance with the terms of this Consent).

                              (o)  If General Electric Capital
                    Corporation extends Equity Loans to the
                    Partners under the Equity Loan Facility
                    Letter Agreement, it may obtain a second security interest in some of the Collateral. Prior to obtaining any such security interest, General Electric Capital Corporation shall enter into an appropriate amendment to this Consent (in form reasonably satisfactory to PEPCO), agreeing to be bound by all provisions of this Consent with respect to such security interest.

                              (p)  (i)  Each of Administrative
                    Agent and Indenture Trustee represents and warrants, for the sole benefit of PEPCO, that the Loan Participants shall have no right to exercise any rights or remedies in respect of any security interest in the Facility, the Site, this Consent, the Assigned Agreement or any Seller Interest (as defined in Section 1.2(e) of this Consent) except by and through the Administrative Agent or the Indenture Trustee (as the case may be), in each case acting in accordance with the terms and conditions of this Consent.

                                   (ii)  Each of LOC Issuer and
                    Security Agent represents and warrants, for the sole benefit of PEPCO, that the LOC Participants, if any, shall have no right to exercise any rights or remedies in respect of any security interest in the Facility, the Site, this Consent, the Assigned Agreement or any Seller Interest (as defined in Section 1.2(e) of this Consent) except by and through the LOC Issuer or the Security Agent (as the case may be), in each case acting in accordance with the terms and conditions of this Consent.

                                   (iii)  PEPCO shall have no
                    duty or obligation hereunder to provide any Loan Participant or LOC Participant with originals or copies of any notice or other communication required under this Consent or the Assigned Agreement or to otherwise take any action in respect of the Facility, the Site, this Consent, the Assigned Agreement or any Seller Interest (as defined in Section 1.2(e) of this Consent) in response to, as a result of, or in reaction to, any purported notice, communication, authorization, direction or instruction from any Loan Participant or LOC Participant, and the parties hereto acknowledge and agree that any such purported communication or notice shall be void as against PEPCO and that PEPCO shall have no liability in respect thereof.

                                   (iv)  PEPCO shall have the
                    right, but not the obligation, to demand, from time to time, a written reaffirmation by the Administrative Agent and Indenture Trustee or the LOC Issuer and Security Agent, as the case may be, of the foregoing respective representations and warranties in respect of any purported notices or actions by any Loan Participant or LOC Participant, as the case may be, in contravention of the provisions hereof. The failure of the Administrative Agent and the Indenture Trustee or the LOC Issuer and Security Agent, as the case may be, to provide such reaffirmation within ten (10) Business Days of receipt of the above-referenced PEPCO demand, or the breach of the representations and warranties set forth in this paragraph 1.2(p), shall be deemed to be a breach of this Consent.

          1.3  Right to Cure.

                              (a)  During the effectiveness of
                    this Consent, in the event of a failure by the Partnership to comply with a material provision of the Assigned Agreement, which failure is subject to Subsection 15.1(b) of the Assigned Agreement, PEPCO agrees that the Owner Trustee, the Owner Participant, the Indenture Trustee and the Security Agent shall have the same right, but not the obligation, to cure the failure as the Partnership has under Subsection 15.1(b) of the Assigned Agreement. PEPCO shall give notice of such failure to the Owner Trustee, the Owner Participant, the Indenture Trustee and the Security Agent at the same time it gives notice thereof to the Partnership pursuant to Subsection 15.1(b) of the Assigned Agreement and shall afford the Owner Trustee, the Owner Participant, the Indenture Trustee and the Security Agent an opportunity, concurrently with the Partnership, to cure such failure within the same time period provided for cure by the Partnership as set forth in Subsection 15.1(b) of the Assigned Agreement.

                              (b)  During the effectiveness of
                    this Consent, if there is an Event of Default (as such term is defined in the Assigned Agreement) by the Partnership in the performance of any of its obligations that is subject to Subsection 15.1(a), (i), (j), (l) or (m) (for purposes of this Section 1.3(b), Events of Default under Subsection 15.1(l) shall only include Events of Default involving Fuel Supply Contracts (as such term is defined in the Assigned Agreement)) of the Assigned Agreement, PEPCO will not exercise its right to terminate the Assigned Agreement until it first gives notice of such Event of Default to the Owner Trustee, the Owner Participant, the Indenture Trustee and the Security Agent and, (i) with respect to an Event of Default under Subsection 15.1(a) affords the Owner Trustee, the Owner Participant, the Indenture Trustee and the Security Agent, concurrently, a period of five (5) days from receipt of such notice to cure such Event of Default, (ii) with respect to an Event of Default under Subsection 15.1(i) or (j), affords the Owner Trustee, the Owner Participant, the Indenture Trustee and the Security Agent, concurrently, a period of fifteen (15) days from receipt of such notice to cure such Event of Default,
                    (iii) with respect to an Event of Default under Subsection 15.1(m) affords the Owner Trustee, the Owner Participant, the Indenture Trustee and the Security Agent, concurrently, a period of thirty (30) days from receipt of such notice to cure such Event of Default, and (iv) with respect to an Event of Default under Subsection 15.1(l), affords the Owner Trustee, the Owner Participant, the Indenture Trustee and the Security Agent, concurrently, a period of sixty (60) days from receipt of such notice to cure such Event of Default.
                    An Event of Default under Subsection 15.1(l) may be cured by the execution of replacement Fuel Supply Contracts, subject to the prior written consent of PEPCO in accordance with Subsection 8.9(a) of the Assigned Agreement.

                              (c)  The failure of PEPCO to give
                    any notice of failure or default to the Owner Trustee, the Owner Participant, the Indenture Trustee or the Security Agent in accordance with Section 1.3(a) or 1.3(b) hereof shall not result in any liability of PEPCO, but no termination of the Assigned Agreement shall be effective unless PEPCO shall have provided the Owner Trustee, the Owner Participant, the Indenture Trustee and the Security Agent with notice, and opportunity to cure the failure or default, as required by Section 1.3(a) or 1.3(b).

                              (d)  The Partnership hereby
                    irrevocably consents to the exercise by the Owner Trustee, the Owner Participant, the Indenture Trustee or the Security Agent of any cure rights it may have hereunder.

          1.4 No Amendments. PEPCO agrees to give the Owner Trustee, the Owner Participant, the Indenture Trustee and the Security Agent ten (10) days prior written notice of the pending execution of any amendment, supplement or modification of the Assigned Agreement or any waiver or consent with respect thereto. The failure of PEPCO to give such notice to the Owner Trustee, the Owner Participant, the Indenture Trustee and the Security Agent shall not result in any liability of PEPCO, but the amendment, supplement or modification, waiver or consent as to which such notice was not delivered shall not be effective against the Owner Trustee, the Owner Participant, the Indenture Trustee and the Security Agent unless the Owner Trustee, the Owner Participant, the Indenture Trustee and the Security Agent, each at its option, expressly agrees that such amendment, modification, supplement, waiver or consent shall be effective against it.

          1.5 Replacement Agreement. During the effectiveness of this Consent, in the event that the Assigned Agreement is (i) terminated as a result of any bankruptcy or insolvency proceeding affecting the Partnership, or (ii) terminated by PEPCO pursuant to Subsection 15.1(f) or (g) of the Assigned Agreement, PEPCO will, at the option of the Security Agent, which option shall be exercised within thirty (30) days following such rejection or termination of the Assigned Agreement, enter into a new agreement with the Security Agent or its respective transferee or nominee having terms substantially the same as the terms of such Assigned Agreement, provided that PEPCO's obligation to enter into such new agreement shall be subject to (i) the prior written consent of PEPCO, which consent shall not be unreasonably withheld or delayed, as long as PEPCO reasonably determines that the Security Agent, its transferee or nominee, as the case may be, is a party that is financially and technically capable (or, as to technical capability, has retained an experienced operator who is technically capable) of completing the construction of, and operating, the Project in accordance with the terms of the Assigned Agreement, and (ii) the receipt of all necessary governmental and regulatory approvals required for such new agreement, if any, in form and substance reasonably satisfactory to PEPCO, the Security Agent, the Indenture Trustee, the Owner Trustee and the Owner Participant. Notwithstanding the foregoing, PEPCO shall have no obligation to enter into a new agreement if, prior to PEPCO's receipt of notice from the Security Agent pursuant to this Section 1.5, PEPCO has (i) given the Partnership a notice of default and intention to terminate the Assigned Agreement pursuant to Subsection 15.2(a) of the Assigned Agreement (excluding any default under Subsection 15.1(f) or (g) of the Assigned Agreement), and (ii) where applicable, given the Owner Trustee, the Owner Participant, the Indenture Trustee and the Security Agent notice pursuant to
Section 1.3 hereof that the Partnership is in default and that PEPCO intends to terminate the Assigned Agreement and the Owner Trustee, the Owner Participant, the Indenture Trustee or the Security Agent has failed to cure such default within the time period provided to the Owner Trustee, the Owner Participant, the Indenture Trustee and the Security Agent in Section 1.3 hereof to cure such default.

          1.6 Liability. PEPCO acknowledges and agrees that no party hereto (other than the Partnership) shall have any liability or obligation under the Assigned Agreement, the Transfer Agreement or the Transmission Facilities Letter Agreement as a result of this Consent or the Financing Documents nor shall any such party, except during any period described in the next sentence, be obligated or required to perform any of the Partnership's or such Partners' obligations under the Assigned Agreement, the Transfer Agreement or the Transmission Facilities Letter Agreement. If any Collateral Security Party, its transferee or another purchaser succeeds to the Partnership's interests under the Assigned Agreement, assumes the Partnership's obligations under the Transmission Facilities Letter Agreement or assumes the Partnership's obligations or a Partner's obligations under the Transfer Agreement, in accordance with Section 1.2 of this Consent, whether by foreclosure or otherwise, the party that succeeds to such interests or obligations shall assume liability for all of the Partnership's or the Partner's obligations under the Assigned Agreement, the Transfer Agreement, or the Transmission Facilities Letter Agreement, as the case may be, including, but not limited to, payment of all amounts due and owing to PEPCO under the Assigned Agreement, the Transfer Agreement, or the Transmission Facilities Letter Agreement, whether such obligations or amounts shall have accrued before or after the date of succession. Nothing in this Consent is intended to or shall relieve the Partnership from any of its obligations under the Assigned Agreement or the Transmission Facilities Letter Agreement, or relieve the Partnership or a Partner from any of its obligations under the Transfer Agreement, or limit the right of PEPCO to proceed against the Partnership or any Partner, as the case may be, for recovery in respect of any default or unperformed obligations under the Assigned Agreement, the Transfer Agreement or the Transmission Facilities Letter Agreement. Notwithstanding anything to the contrary contained in this Consent, in the event that any Collateral Security Party or its transferee or another purchaser succeeds to the Partnership's interests under the Assigned Agreement, assumes the Partnership's obligations under the Transmission Facilities Letter Agreement or assumes the Partnership's obligations or a Partner's obligations under the Transfer Agreement, liability in respect of any and all obligations of such party under the Assigned Agreement, the Transmission Facilities Letter Agreement or the Transfer Agreement, as the case may be, shall be limited solely to such party's interest in the Project and the sole recourse of PEPCO against such party in seeking enforcement of such obligations shall be to such party's interest in the Project (and any officer, director, employee, shareholder, agent or affiliate or subsidiary thereof shall have no liability with respect thereto). For purposes of the immediately preceding sentence, a party's interest in the Project shall include, but shall not be limited to, the party's interest in the assets of any Partner in which the party acquires an ownership interest.

          1.7  Consent to Sale and Lease; Consent to Leveraged Lease.

                              (a)  PEPCO hereby consents to the
                    assignment and sale by the Partnership to the Owner Trustee of all of its right, title and interest in and to the Facility pursuant to the Bill of Sale and the Present Assignment, such sale and assignment to occur on the Lease Closing Date, provided that simultaneously with such assignment and sale the Owner Trustee leases the Facility to the Partnership in accordance with the Facility Lease. The Owner Trustee hereby agrees that any subsequent assignment, sale, or other transfer of all or part of the Facility by the Owner Trustee to any Person (other than the collateral assignment by the Owner Trustee to the Indenture Trustee pursuant to the Indenture and a sale of the Facility to the Partnership at the end of the Basic Lease Term or any Renewal Term in accordance with
                    Section 12 of the Facility Lease) shall be subject to PEPCO's purchase rights under Sections 18.1 and 18.2 of the Assigned Agreement and to the provisions of Sections 1.2(b) and 1.2(g) of this Consent. For purposes of the application of Sections 18.1 and 18.2 of the Assigned Agreement as provided for in the immediately preceding sentence, the Owner Trustee shall be deemed to be the "Seller" as such term is used in such Sections. If the assignment and sale of the Facility by the Partnership to the Owner Trustee is made in accordance with the foregoing provisions of this Section 1.7(a), then PEPCO waives any rights it may have to purchase such Transfer Interest (as such term is defined in the Assigned Agreement) as a result of such assignment and sale pursuant to Sections 18.1 and 18.2 of the Assigned Agreement.

                              (b)  PEPCO further consents to the
                    Owner Participant exercising its option under the Loan Agreement to "leverage" the Facility Lease on the Lease Closing Date as described in the WHEREAS clauses hereof by causing the Owner Trustee to finance a portion of the purchase price of the Facility payable to the Partnership pursuant to the Lease Documents.

                              (c)  If any of the Collateral
                    Security Parties exercises any rights it may have under any of the Financing Documents to sell, assign, transfer, grant participations in, or otherwise dispose of all or any portion of its participations in any of the Loans or the Letters of Credit or any of its right, title and interest in any of the Financing Documents or any of the Collateral to any other Person ("Assignees") or engage in any refinancing with respect to the above, then prior to such sale, assignment, transfer, grant or disposal or refinancing, such Collateral Security Party shall obtain the agreement of each such Assignee or refinancing party in writing, in a form reasonably satisfactory to PEPCO, to be bound by the provisions of this Consent provided, however, that the foregoing provisions shall not apply to any person which shall not acquire any separate right or any interest in any of the Collateral except through the Collateral Security Party exercising such right.

                              (d)  The Owner Participant agrees
                    with PEPCO that if the Owner Trustee shall remain in possession of the Facility at the end of the Lease Term, then for the remaining portion, if any, of the Term (as defined in the Assigned Agreement) the Owner Participant shall, or shall cause the Owner Trustee to, sell the capacity and energy of the Facility to PEPCO in accordance with the provisions of the Assigned Agreement and the Transmission Facilities Letter Agreement, and shall assume, or cause the Owner Trustee to assume (which assumption shall be set forth in a form reasonably satisfactory to PEPCO) all of the obligations of the "Seller" under the Assigned Agreement (including but not limited to the provisions of Subsection 2.2 of the Assigned Agreement), and all of the obligations of the Partnership under the Transmission Facilities Letter Agreement. If any of the other Collateral Security Parties (other than the Owner Trustee) is in possession of the Facility at the end of the Lease Term, then for the remaining portion, if any, of the Term (as defined in the Assigned Agreement) such Collateral Security Party shall sell the capacity and energy of the Facility to PEPCO in accordance with the provisions of the Assigned Agreement and the Transmission Facilities Letter Agreement, and shall assume (which assumption shall be set forth in a form reasonably satisfactory to PEPCO) all of the obligations of the "Seller" under the Assigned Agreement (including, but not limited to, the provisions of Subsection
                    2.2 of the Assigned Agreement), and all of the obligations of the Partnership under the Transmission Facilities Letter Agreement.

          1.8 Transfer by the Owner Participant. The Owner Participant agrees to give PEPCO ten (10) days prior written notice of any transfer by it of any portion of its beneficial interest under the Trust Agreement or any termination by it of the Trust Agreement and/or the trust created thereby. Any transferee of the Owner Participant shall agree in writing (in a form reasonably satisfactory to PEPCO) to take its interest subject to the terms of this Consent. If the Trust Agreement or the trust created thereby shall terminate, the Owner Participant shall agree in writing (in a form reasonably satisfactory to PEPCO) to assume all of the agreements of the Owner Trustee hereunder.

          1.9 The LOC Issuer Letters of Credit. PEPCO agrees that, as of the date hereof, the LOC Issuer is a financial institution acceptable to PEPCO for purposes of issuing letters of credit to satisfy the Partnership's obligations to provide the Interconnection Security, the Performance Security and/or the Maintenance Reserve, whether or not the LOC Issuer is rated by Thomson's BankWatch. PEPCO reserves the right to withdraw its acceptance of the LOC Issuer for this purpose if there is a material adverse change in the LOC Issuer's financial condition. In any case, the form of each such letter of credit remains subject to PEPCO's approval under the Assigned Agreement.

          1.10 Breach of Assigned Agreement. The parties hereto agree that any breach by any party hereto (other than PEPCO) of any provision of this Consent, shall be deemed to be a failure of the Partnership to comply with a material provision of the Assigned Agreement within the meaning of Subsection 15.1(b) of the Assigned Agreement.

          1.11 Reliable Fuel Supply. (a) The parties hereto understand that PEPCO has the right to give the Partnership a written notice pursuant to Subsection 15.1(b) of the Assigned Agreement in the case of a failure by the Partnership to comply with the provisions of Section 11.2 of the Assigned Agreement due to the failure of the Partnership to have a reliable supply of Fuel (as defined in the Assigned Agreement) (a "Fuel Default"); provided, however, that the cure period which must expire before a Fuel Default becomes an Event of Default under said
Subsection 15.1(b) will not commence unless and until there has been an actual failure by the Project to perform (by failing to deliver, in accordance with the Assigned Agreement, Net Electrical Output (as defined in the Assigned Agreement) to the Interconnection Point (as defined in the Assigned Agreement) in response to a PEPCO dispatch) due to such Fuel Default. PEPCO's notice of a Fuel Default must describe in reasonable detail its reasons for declaring a default under said Section 11.2, and the cure period under such Subsection 15.1(b) with respect to such Fuel Default shall not commence unless the subsequent failure of the Project to perform is attributable to the reasons set forth in such notice of Fuel Default. To the extent that a failure to perform is attributable to the Fuel Default, it is herein called a "Fuel/Performance Failure". If, in the case of a Fuel/Performance Failure, at the end of the cure period provided under said Subsection 15.1(b) with respect to such Fuel/Performance Failure (as the commencement of such period may have been deferred in accordance with the first sentence of this paragraph) the related Fuel Default is not cured or such Fuel/Performance Failure is continuing, PEPCO will have the right to give a notice of default and intention to terminate under
Section 15.2 of the Assigned Agreement. To the extent that any Fuel Default arises out of the implementation of any provision of any Gas Contract, the Partnership shall not be required to change or terminate such provision or the implementation thereof in order to cure such Fuel Default, so long as such Fuel Default is cured in some other manner.

          (b) In consideration of PEPCO's agreement to defer the commencement of the cure period for a Fuel Default as set forth above, the Partnership hereby waives, and PEPCO will be relieved of the obligation to make, Monthly Capacity Payments under the Assigned Agreement for the period commencing on the date of a Fuel/Performance Failure and continuing until the date that both the related Fuel Default is cured and such Fuel/Performance Failure has ended; provided that the period during which such Fuel/Performance Failure continues shall not be included in the calculation of the Equivalent Availability Factor (as defined in the Assigned Agreement). None of the parties hereto, nor any of their respective successors and assigns, will challenge the non-payment of Monthly Capacity Payments pursuant to the first sentence of this paragraph (b) of this Section 1.11 on the grounds that said first sentence is invalid or unenforceable because it should have been approved by a Governmental Authority. It is understood that PEPCO may, at its option, seek approval of the provisions of this paragraph (b) of this Section 1.11 from any such Governmental Authority as it deems appropriate; provided, however, that, PEPCO agrees that any filing with or determination by, any such Governmental Authority will not affect any other provision of this Consent, including without limitation, the provisions of paragraph (a) of this Section 1.11.

          1.12 Financing Documents. For all purposes of the Assigned Agreement, the "Financing Documents" (as defined therein) shall be deemed to include, without limitation, the Financing Documents as defined in Annex A to the Participation Agreement.

          1.13 Transfer Agreement. If the Partnership is no longer the owner or lessee of the Project and is no longer a party to the Assigned Agreement, then any breach by the Partnership, the General Partner or the Limited Partner of any obligation under the Transfer Agreement shall not be a default under the Assigned Agreement. The foregoing is without derogation of the provisions of the third sentence of Section 1.6 hereof. Whenever any provision contained herein requires a party to assume the Transfer Agreement, such obligation may be fulfilled by such party entering into a separate agreement with PEPCO on the same terms and conditions as the Transfer Agreement, provided that the Transfer Agreement is also amended as necessary to reflect any changes resulting from such assumption.

          1.14 Performance and Maintenance Reserve. (a) If PEPCO shall draw on a letter of credit issued to fund the Performance Security required by Section 4.5 of the Assigned Agreement because such letter of credit is expiring without being renewed, then PEPCO shall hold the proceeds of such draw for the purposes and uses provided in said Section 4.5 until an escrow account is established in accordance with said Section 4.5, at which time such proceeds shall be deposited in such escrow account.

          (b) If PEPCO shall draw on a letter of credit issued to fund the Maintenance Reserve required by Section 8.7 of the Assigned Agreement because such letter of credit is expiring without being renewed, then PEPCO shall hold the proceeds of such draw for the purposes and uses provided in said Section 8.7 until a Maintenance Reserve is established in accordance with said
Section 8.7, at which time such proceeds shall be deposited in such Maintenance Reserve.


SECTION 2.  PAYMENTS

          The Partnership hereby directs PEPCO to pay all moneys due and to become due to the Partnership under the Assigned Agreement directly to Fleet National Bank, as Security Agent, 777 Main Street, Hartford, Connecticut 06115, Attention: Corporate Trust Administration, for deposit in the Revenue Account, or to such other person or in such other manner as the Security Agent may from time to time specify in writing to PEPCO, without offset, abatement, withholding or reduction except as provided or permitted by the Assigned Agreement.


SECTION 3.  REPRESENTATIONS OF PARTIES.

          3.1  Representations of the Owner Participant.

                         The Owner Participant hereby represents,
               as of the date hereof, that:

                              (a)  This Consent has been duly
                    authorized, executed and delivered by the Owner Participant, and is in full force and effect on the day hereof; and

                              (b)  This Consent is a valid, legal
                    and binding obligation of the Owner
                    Participant, enforceable against the Owner
                    Participant in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) to the extent that the remedies of specific performance, injunctive relief and other forms of equitable relief are subject to equitable defenses, the discretion of the court before which any proceeding therefor may be brought, and the principles of equity in general.

          3.2 Representations of the Security Agent, in its individual capacity.

                         The Security Agent, in its individual
               capacity, hereby represents, as of the date hereof, that:

                              (a)  This Consent has been duly
                    authorized, executed and delivered by the Security Agent, and is in full force and effect on the day hereof; and

                              (b)  This Consent is a valid, legal
                    and binding obligation of the Security Agent, enforceable against the Security Agent in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally, and
                    (ii) to the extent that the remedies of
                    specific performance, injunctive relief and other forms of equitable relief are subject to equitable defenses, the discretion of the court before which any proceeding therefor may be brought, and the principles of equity in general.

          3.3  Representations of the Partnership.

                         The Partnership hereby represents, as of
               the date hereof, that:

                              (a)  This Consent has been duly
                    authorized, executed and delivered by the Partnership, and is in full force and effect on the day hereof; and

                              (b)  This Consent is a valid, legal
                    and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally, and
                    (ii) to the extent that the remedies of
                    specific performance, injunctive relief and other forms of equitable relief are subject to equitable defenses, the discretion of the court before which any proceeding therefor may be brought, and the principles of equity in general.

          3.4  Representations of PEPCO.

                         PEPCO hereby represents, as of the date
               hereof, that:

                              (a)  This Consent has been duly
                    authorized, executed and delivered by PEPCO, and is in full force and effect on the day hereof; and

                              (b)  This Consent is a valid, legal
                    and binding obligation of PEPCO, enforceable against PEPCO in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) to the extent that the remedies of specific performance, injunctive relief and other forms of equitable relief are subject to equitable defenses, the discretion of the court before which any proceeding therefor may be brought, and the principles of equity in general; and

                              (c)  PEPCO has not delivered to the
                    Partnership any notice under Section 15.1 of the Assigned Agreement or notice of default and intention to terminate under Subsection 15.2(a) of the Assigned Agreement; and

                              (d)  PEPCO has no notice of, and
                    has not consented to, any previous assignment by the Partnership of all or any part of the Partnership's rights under the Assigned Agreement, other than (i) the Assignment and Security Agreement, dated as of December 2, 1993, between the Partnership and United Engineers & Constructors Inc. dba Raytheon Engineers & Constructors ("Raytheon") (as consented to by PEPCO pursuant to the terms of the Consent and Agreement, dated as of December 2, 1993, among PEPCO, the Partnership and Raytheon), (ii) the Amended and Restated Assignment and Security Agreement, dated as of March 23, 1994, between the Partnership and General Electric Capital Corporation, as agent for the Lenders (as consented to by PEPCO pursuant to the Amendment to Consent and Agreement, dated as of March 23, 1994, among PEPCO, the Partnership, Raytheon, and General Electric Capital Corporation (as Agent)) and (iii) the Assignment (as consented to by PEPCO pursuant to the Original Consent).

          3.5  Representations of the Interest Hedging
Counterparty.

                         The Interest Hedging Counterparty hereby
               represents, as of the date hereof, that:

                              (a)  This Consent has been duly
                    authorized, executed and delivered by the Interest Hedging Counterparty, and is in full force and effect on the day hereof; and

                              (b)  This Consent is a valid, legal
                    and binding obligation of the Interest
                    Hedging Counterparty, enforceable against the Interest Hedging Counterparty in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally, and
                    (ii) to the extent that the remedies of
                    specific performance, injunctive relief and other forms of equitable relief are subject to equitable defenses, the discretion of the court before which any proceeding therefor may be brought, and the principles of equity in general.

          3.6  Representations of the Administrative Agent.

                         The Administrative Agent hereby
               represents, as of the date hereof, that:

                              (a)  This Consent has been duly
                    authorized, executed and delivered by the Administrative Agent, and is in full force and effect on the day hereof; and

                              (b)  This Consent is a valid, legal
                    and binding obligation of the Administrative
                    Agent, enforceable against the Administrative Agent in accordance with its terms, except
                    (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) to the extent that the remedies of specific performance, injunctive relief and other forms of equitable relief are subject to equitable defenses, the discretion of the court before which any proceeding therefor may be brought, and the principles of equity in general.

          3.7 Representations of the Indenture Trustee, in its individual capacity.

                         The Indenture Trustee, in its individual
               capacity, hereby represents, as of the date hereof, that:

                              (a)  This Consent has been duly
                    authorized, executed and delivered by the Indenture Trustee, and is in full force and effect on the day hereof; and

                              (b)  This Consent is a valid, legal
                    and binding obligation of the Indenture
                    Trustee, enforceable against the Indenture
                    Trustee in accordance with its terms, except
                    (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) to the extent that the remedies of specific performance, injunctive relief and other forms of equitable relief are subject to equitable defenses, the discretion of the court before which any proceeding therefor may be brought, and the principles of equity in general.

          3.8  LOC Issuer.

                         LOC Issuer hereby represents, as of the
               date hereof, that:

                              (a)  This Consent has been duly
                    authorized, executed and delivered by LOC
                    Issuer, and is in full force and effect on the day hereof; and

                              (b)  This Consent is a valid, legal
                    and binding obligation of the LOC Issuer, enforceable against the LOC Issuer in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally, and
                    (ii) to the extent that the remedies of
                    specific performance, injunctive relief and other forms of equitable relief are subject to equitable defenses, the discretion of the court before which any proceeding therefor may be brought, and the principles of equity in general.

          3.9 Representations of the Owner Trustee, in its individual capacity.

                         The Owner Trustee, in its individual
               capacity, hereby represents, as of the date hereof, that:

                              (a)  This Consent has been duly
                    authorized, executed and delivered by the Owner Trustee, and is in full force and effect on the day hereof; and

                              (b)  This Consent is a valid, legal
                    and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally, and
                    (ii) to the extent that the remedies of
                    specific performance, injunctive relief and other forms of equitable relief are subject to equitable defenses, the discretion of the court before which any proceeding therefor may be brought, and the principles of equity in general.

SECTION 4.  MISCELLANEOUS

          4.1 Notices. All notices and other communications hereunder shall be in writing, shall refer on their face to the Assigned Agreement (although failure to so refer shall not render any such notice or communication ineffective), shall be sent by personal delivery or by a nationally recognized courier service (with a receipt for delivery), and shall be directed (a) if to PEPCO, in accordance with Section 19.2 of the Assigned Agreement,
(b) if to General Electric Capital Corporation, in any role hereunder, at 1600 Summer Street, Stamford, Connecticut 06927, attention, Vice President, Energy Project Operations and Transportation and Industrial Financing Division, (c) if to the Partnership, at 4100 Spring Valley, Suite 1001, Dallas, Texas 75244, (d) if to the Security Agent or the Owner Trustee, at 777 Main Street, Hartford, Connecticut 06115, Attention: Corporate Trust Administration, (e) if to the Indenture Trustee, at 79 South Main Street, 3rd Floor, Salt Lake City, Utah 84111,
Attention: Corporate Trust Services, (f) if to the Administrative Agent, at 11 Madison Avenue, 19th Floor, New York, New York 10010-3629, Attention: Global Project Finance, or (g) to such other address or addressee as any party may designate by notice given pursuant hereto. Such notice sent as aforesaid shall be deemed to have been duly given or made when delivered by hand or, in the case of a nationally recognized overnight courier service one Business Day after delivery to such courier service.

          4.2  Governing Law.  THIS CONSENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN
ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK.

          4.3 Counterparts. This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          4.4  Headings Descriptive.  The headings of the several
Sections and subsections of this Consent are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Consent.

          4.5 Severability. In case any provision in or obligation under this Consent shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          4.6 Amendment, Waiver. Neither this Consent nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by each party hereto.

          4.7 Successors and Assigns. (a) The Collateral Security Parties may each assign its rights and obligations under this Consent (i) as specifically contemplated by Section 1.8 hereof (in the case of the Owner Participant), or (ii) to any other Person, subject in the case of this clause (ii) to the prior written consent of PEPCO, which consent shall not be unreasonably withheld. The Partnership may assign its rights and obligations under this Consent, subject to the prior written consent of the Collateral Security Parties and PEPCO, which consent shall not be unreasonably withheld. PEPCO may assign its rights and obligations under this Consent, subject to the prior written consent of the Owner Participant, the Indenture Trustee and the Security Agent; provided, however, that such consent shall not be required prior to an assignment to a wholly-owned subsidiary of PEPCO which is an assignee of the Assigned Agreement; provided, further, that, unless expressly agreed otherwise by the Owner Participant, the Indenture Trustee, the Security Agent and the Owner Trustee, no assignment, whether or not consented to, shall relieve PEPCO of its obligations hereunder in the event its assignee fails to perform.

               (b)  This Consent shall be binding upon the
successors and permitted assigns of the parties and shall enure to the benefit of the parties and their respective successors and permitted assigns. Without limiting the scope of the foregoing, PEPCO's rights and obligations under this Consent shall be binding upon, and enure to the benefit of, Constellation Energy Corporation ("Constellation") as successor to PEPCO, effective upon the merger of PEPCO and Constellation. Furthermore, PEPCO's rights and obligations under the Assigned Agreement and the Transfer Agreement shall be binding upon, and enure to the benefit of, Constellation as successor to PEPCO, effective upon the merger of PEPCO and Constellation.

          4.8  Waiver of Trial by Jury.  TO THE EXTENT PERMITTED
BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES
ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR
COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS CONSENT OR
ANY MATTER ARISING HEREUNDER.

          4.9 No Amendment. Notwithstanding any other provision of this Consent (i) nothing herein set forth is intended to or shall amend, modify or in any other way change the Assigned Agreement, the Transfer Agreement or the Transmission Facilities Letter Agreement and (ii) except as explicitly set forth in Sections 1.2(b), 1.2(e), 1.3 and 1.7(a) hereof, PEPCO does not waive any rights it may have pursuant to the Assigned Agreement, the Transfer Agreement, or the Transmission Facilities Letter Agreement and each of the Collateral Security Parties explicitly acknowledges PEPCO's rights under these Agreements.

          4.10 Conflict. This Consent sets forth the terms and conditions upon which PEPCO consents to the assignment of the Assigned Agreement pursuant to the Security Agreement and the Present Assignment. Solely insofar as PEPCO is concerned, to the extent that there is a conflict between any term or provision set forth in this Consent and any term or provision of the Security Agreement or the Facility Lease or any other Financing Document (other than this Consent), the terms and provisions of this Consent shall govern. Solely insofar as PEPCO is concerned and without limiting the extent of the foregoing in any manner, the parties hereto agree that (i) any purported bar, waiver or similar limitation on PEPCO's rights with respect to the Partnership, the Partnership's present or future property, the Assigned Agreement, the Transfer Agreement, the Transmission Facilities Letter Agreement or this Consent that is set forth in the Security Agreement, the Present Assignment, the Loan Agreement, the Facility Lease or any other Financing Document (other than this Consent) shall not have any force or effect with respect to PEPCO and (ii) to the extent that there is a conflict between any term or provision of the Assigned Agreement, the Transfer Agreement or the Transmission Facilities Letter Agreement and any term or provision of the Security Agreement, the Present Assignment, the Facility Lease or any other Financing Document (other than this Consent), the terms and provisions of the Assigned Agreement, the Transfer Agreement or the Transmission Facilities Letter Agreement shall govern.

          4.11 Written Confirmation. Upon the request of the Owner Participant, the Indenture Trustee, the Security Agent, or the Owner Trustee, PEPCO hereby agrees to negotiate a supplement to this Consent, in form and substance reasonably satisfactory to the Owner Participant, the Security Agent, the Owner Trustee and PEPCO, confirming the rights and obligations of any permitted successor or assignee of the Owner Trustee, the Owner Participant, the Indenture Trustee or the Security Agent under this Consent.

          4.12 Compliance Certificate. PEPCO hereby agrees to execute and deliver a compliance certificate addressed to the Owner Trustee, the Owner Participant, the Indenture Trustee and the Partnership in the form of Annex A hereto and such compliance certificate is hereby incorporated herein by reference as if a part of this Consent.

          4.13 Termination of Assignment. The parties hereto agree that upon the execution and delivery of the Present
Assignment the Assignment shall automatically terminate without further action of any kind whatsoever.

          4.14 Amendment and Restatement. The Original Consent is hereby amended and restated in its entirety as set forth in this Consent.

          4.15 Instructions of Various Parties. PEPCO shall have no liability to any party hereto for accepting and following any notice, instruction, authorization or other action by any party hereto that is authorized hereby to give any such notice, instruction or authorization or take any such action. Without limiting the generality of the foregoing, in the event that PEPCO shall receive contrary notices, instructions, authorizations or other actions from any such parties, then PEPCO may request definitive instructions on how to proceed from the Security Agent.

          4.16 Authorization to Agent and Trustees. Each party hereto (other than PEPCO) hereby authorizes and directs the Security Agent, the Indenture Trustee and the Owner Trustee to execute, deliver and perform this Consent.



          IN WITNESS WHEREOF, the parties have caused this Consent to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.


                         POTOMAC ELECTRIC POWER COMPANY


                         By:  /s/ William R. Gee, Jr.
                              Name:  William R. Gee, Jr.
                              Title:  Vice President, Energy Planning
                                      & Economy

                         FLEET NATIONAL BANK, a national banking
                         association, as Security Agent


                         By:  /s/ Kathy A. Larimore
                              Name:  Kathy A. Larimore
                              Title:  Assistant Vice President


                         FLEET NATIONAL BANK, not in its
                         individual capacity, but solely
                         as Owner Trustee


                         By:  /s/ Kathy A. Larimore
                              Name:  Kathy A. Larimore
                              Title:  Assistant Vice President


                         GENERAL ELECTRIC CAPITAL CORPORATION


                         By:  /s/ Michael J. Tzougrakis
                              Name:  Michael J. Tzougrakis
                              Title:  Manager of Operations


                         PANDA-BRANDYWINE, L.P.
                         By:  Panda Brandywine Corporation, its
                              sole general partner


                         By:  /s/ William C. Nordlund
                              Name:  William C. Nordlund
                              Title:  Senior Vice President




                         CREDIT SUISSE, a bank organized and
                         existing under the laws of Switzerland,
                         acting through its New York branch,
                         as Administrative Agent



                         By:  /s/ Louis D. Laconetti   /s/ Kevin V. Soucy
                              Name:  Louis D. Laconetti    Kevin V. Soucy
                              Title: Associate             Associate


                         FIRST SECURITY BANK, not in its
                         individual capacity, but solely as
                         Indenture Trustee


                         By:  /s/ C. Scott Nielsen
                              Name:  C. Scott Nielsen
                              Title:  Vice President

          The undersigned hereby acknowledge and consent to the foregoing Consent and Agreement.


                         PANDA BRANDYWINE CORPORATION


                         By:  /s/ William C. Nordlund
                              Name:  William C. Nordlund
                              Title:  Senior Vice President


                         PANDA ENERGY CORPORATION


                         By:  /s/ William C. Nordlund
                              Name:  William C. Nordlund
                              Title:  Senior Vice President






EXHIBIT A
TO PEPCO CONSENT


        COLLATERAL ASSIGNMENT OF POWER PURCHASE AGREEMENT


     KNOW ALL MEN BY THESE PRESENTS, that PANDA-BRANDYWINE, L.P. (the "Partnership"), for a valuable consideration, receipt of which is hereby acknowledged, has, as of this 30th day of March, 1995, sold, assigned, transferred, conveyed and set over and does hereby sell, assign, transfer, convey and set over unto SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, in its capacity as Security Agent (the "Security Agent") under the Security Deposit Agreement (as defined in the Loan Agreement referred to below), its successors and assigns, in connection with the transactions contemplated by the Construction Loan Agreement and Lease Commitment, dated as of March 30, 1995, between General Electric Capital Corporation ("GE Capital"), the Partnership and Panda-Brandywine Corporation (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Loan Agreement), all the right, title and interest of the Partnership in, to and under (including all moneys due and to become due to the Partnership under), and does hereby grant to the Security Agent, for the benefit of GE Capital and the Owner Trustee, a first priority security interest in the Power Purchase Asreement, dated August 9, 1991, between the Partnership and Potomac Electric Power Company ("PEPCO"), as amended as of the date hereof in accordance with the First Amendment thereto, dated September 16, 1994 (and as the same may from time to time be further amended, supplemented or otherwise modified, the "Assigned Agreement").

      This Assignment is made as collateral security for all obligations of the Partnership to GE Capital and the Owner Trustee under the Loan Agreement, the Site Sublease, the Facility Lease and the other Transaction Documents and is subject to all of the terms and conditions of (i) the Deed of Trust and Security Agreement and (ii) the Security Agreement. All the right, title and interest of the Partnership in, to and under the Assigned Agreement shall from the date hereof constitute part of the "Trust Property" as defined in the Deed of Trust and Security Agreement and the "Collateral" as defined in the Security Agreement, for all purposes of such agreements.

     The Partnership hereby irrevocably authorizes and directs PEPCO to pay all moneys, if any, due and to become due under or by reason of the Assigned Agreement directly to Shawmut Bank Connecticut, National Association, as Security Agent, 777 Main Street, Hart ford, Connecticut 06115, Attention: Corporate Trust Administration, for deposit in the Revenue Account, or to such other person or in such other manner as the Security Agent or GE Capital may hereafter from time to time specify to PEPCO in writing, until such time as the Security Agent or GE Capital shall notify PEPCO that this Assignment has been terminated and released.

     This Assignment shall not cause the Security Agent, the Owner Trustee or GE Capital to be under any obligation to the Partnership or to PEPCO for the performance or observance of any of the representations, warranties, terms or conditions of the Assigned Agreement.

     Notwithstanding this Assignment, the Partnership shall be and remain obligated to PEPCO to perform all of the Partnership's obligations and agreements under the Assigned Agreement, and PEPCO shall be and remain obligated to the Partnership to perform all of PEPCO's obligations and agreements under the Assigned Agreement.

     The Partnership does hereby irrevocably constitute and appoint the Security Agent its true and lawful attorney-in-fact with full and irrevocable power and authority in the place and stead of the Partnership and in the name of the Partnership or in the name of the Security Agent, for the purpose of carrying out the terms of this Assignment, the Deed of Trust and Security Agreement and the Security Agreement, to take any and all action and to execute any and all instruments which may be necessary to accomplish the purposes of this Assignment. This power-of-attorney is a power coupled with an interest and shall be irrevocable.

     The Partnership hereby represents and warrants that it has not heretofore assigned or otherwise disposed of or encumbered any right, title or interest of the Partnership in, to or under the Assigned Agreement or any moneys due or to become due to the Partnership under or by reason thereof, and that the Partnership has the right and power to transfer to the Security Agent, on behalf of the Owner Trustee and GE Capital, absolute title to the Partnership's right, title and interest in, to and under the Assigned Agreement and in and to all the moneys due and to become due to the Partnership under the Assigned Agreement.

     Nothing in this Collateral Assignment of Power Purchase Agreement shall be deemed to limit the provisions of the Consent of Power Purchaser. Without limiting the scope of the foregoing, the exercise of remedies or any similar action under this Collateral Assignment of Power Purchase Agreement is subject to, and shall be conducted in a manner consistent with, PEPCO's rights under (i) the Consent of Power Purchaser, and (ii) the Assigned Agreement and the Transfer Agreement (to the extent such rights under the Assigned Agreement and the Transfer Agreement are not explicitly waived by PEPCO in accordance with the terms of the Consent of Power Purchaser).

     This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the Partnership has caused this Assignment to be duly executed and delivered as of the date first above written.


                    PANDA-BRANDYWINE, L.P.

                    By:  PANDA BRANDYWINE CORPORATION,
                         its General Partner



                    By:  /s/ Robert W. Carter
                        Title:  President






                        EXHIBIT B To Consent
              PRESENT ASSIGNMENT OF Assigned Agreement


       [SEE EXHIBIT 10.62.1 TO THIS REGISTRATION STATEMENT]